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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) - January 26, 2005


                                    TXU CORP.
             (Exact name of registrant as specified in its charter)


             TEXAS                     1-12833                75-2669310
 (State or other jurisdiction     (Commission File         (I.R.S. Employer
       of incorporation)               Number)            Identification No.)



            Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including Area Code - (214) 812-4600


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02         Appointment of Principal Officer


         On January 26, 2004, TXU Corp.'s Board of Directors elected Stan Szlauderbach as senior vice president and controller. Szlauderbach was formerly assistant controller of TXU Corp. and has been the interim controller of TXU Corp. since September 30, 2004.

         Szlauderbach, age 56, is a Certified Public Accountant who joined the company in 2001 as assistant controller for TXU Corp. and certain of its subsidiaries. His previous experience includes 14 years with PepsiCo, Inc. in various accounting and financial reporting management roles.











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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     TXU CORP.



                                        By:    /s/ Stanley J. Szlauderbach
                                           -------------------------------
                                           Name:  Stanley J. Szlauderbach
                                           Title: Senior Vice President
                                                  and Controller



Dated:  January 31, 2005














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